DEBT	3 Months Ended	12 Months Ended
	Mar. 01, 2015	Nov. 30, 2014
Debt Disclosure [Abstract]
DEBT
NOTE 4:	DEBT

	March 1, 2015	November 30, 2014
	(Dollars in thousands)

Long-term debt
Unsecured:
4.25% Yen-denominated Eurobonds due 2016	$33,498	$33,985
7.625% senior notes due 2020	525,000	525,000
6.875% senior notes due 2022	533,124	533,493

Total unsecured	1,091,622	1,092,478

Total long-term debt	$1,091,622	$1,092,478

Short-term debt
Secured:
Senior revolving credit facility	$—	$100,000
Unsecured:
Short-term borrowings	33,847	31,524

Total short-term debt	$33,847	$131,524

Total long-term and short-term debt	$1,125,469	$1,224,002

Senior Revolving Credit Facility

The Company’s unused availability under its senior secured revolving credit facility was $717.0 million at March 1, 2015, as the Company’s total availability of $776.2 million was reduced by $59.2 million of letters of credit and other credit usage allocated under the credit facility.

Interest Rates on Borrowings

The Company’s weighted-average interest rate on average borrowings outstanding during the three months ended March 1, 2015, was 7.55% as compared to 7.91% in the same period of 2014.

NOTE 6:	DEBT

	November 30, 2014	November 24, 2013
	(Dollars in thousands)
Long-term debt
Unsecured:
4.25% Yen-denominated Eurobonds due 2016	$33,985	$39,545
7.75% Euro senior notes due 2018	—	404,430
7.625% senior notes due 2020	525,000	525,000
6.875% senior notes due 2022	533,493	535,041

Total unsecured	1,092,478	1,504,016

Total long-term debt	$1,092,478	$1,504,016

Short-term debt
Secured:
Senior revolving credit facility	$100,000	$—
Unsecured:
Short-term borrowings	31,524	41,861

Total short-term debt	$131,524	$41,861

Total long-term and short-term debt	$1,224,002	$1,545,877

Senior Revolving Credit Facility

The Company is a party to a credit agreement for a senior secured revolving credit facility. The credit facility, which was amended and restated on March 21, 2014, as further described below, provides for an asset-based facility, in which the borrowing availability is primarily based on the value of the U.S. Levi’s® trademarks and the levels of accounts receivable and inventory in the United States and Canada, as further described below.

Availability, interest and maturity. The maximum availability under the credit facility is $850.0 million, of which $800.0 million is available to the Company for revolving loans in U.S. Dollars and $50.0 million is available to the Company for revolving loans either in U.S. Dollars or Canadian Dollars. Subject to the level of this borrowing base, the Company may make and repay borrowings from time to time until the maturity of the credit facility. The Company may make voluntary prepayments of borrowings at any time and must make mandatory prepayments if certain events occur. On March 21, 2014, the Company amended and restated its senior secured revolving credit facility to extend the term to March 21, 2019. The terms of the amended and restated credit facility are similar to the terms under the original credit facility, except that of the maximum availability of $850.0 million, $350.0 million is secured by the U.S. Levi’s® trademarks, an increase from the $250.0 million in original credit facility. The interest rate for borrowing under the credit facility was reduced from LIBOR plus 150 to 275 basis points to LIBOR 125 to 200 basis points, depending on borrowing base availability, and the range of the rate for undrawn availability was reduced from 37.5 to 50 basis points to 25 to 30 basis points (depending on the Company’s credit ratings). Upon the maturity date, all of the obligations outstanding under the credit agreement become due.

The Company’s unused availability under its amended and restated senior secured revolving credit facility was $664.9 million at November 30, 2014, as the Company’s total availability of $724.7 million, based on the collateral levels discussed above, was reduced by $59.8 million of letters of credit and other credit usage allocated under the facility. The $59.8 million was comprised of $3.0 million of other credit usage and $56.8 million of stand-by letters of credit with various international banks which serve as guarantees to cover U.S. workers’ compensation claims and the working capital requirements for certain subsidiaries, primarily India.

Guarantees and security. The Company’s obligations under the credit agreement are guaranteed by its domestic subsidiaries. The obligations under the agreement are secured by, among other domestic assets, certain U.S. trademarks associated with the Levi’s® brand and accounts receivable, goods and inventory in the United States. Additionally, the obligations of Levi Strauss & Co. (Canada) Inc. under the credit agreement are secured by Canadian accounts receivable, goods, inventory and other Canadian assets. The lien on the U.S. Levi’s® trademarks and related intellectual property may be released at the Company’s discretion so long as it meets certain conditions; such release would reduce the borrowing base.

Covenants. The credit agreement contains customary covenants restricting the Company’s activities as well as those of the Company’s subsidiaries, including limitations on the ability to sell assets; engage in mergers; enter into transactions involving related parties or derivatives; incur or prepay indebtedness or grant liens or negative pledges on the Company’s assets; make loans or other investments; pay dividends or repurchase stock or other securities; guaranty third-party obligations; and make changes in the Company’s corporate structure. There are exceptions to these covenants, and some are only applicable when unused availability falls below specified thresholds. In addition, the credit agreement includes, as a financial covenant, a springing fixed charge coverage ratio of 1.0:1.0, which arises when availability falls below a specified threshold.

Events of default. The credit agreement contains customary events of default, including payment failures; failure to comply with covenants; failure to satisfy other obligations under the credit agreements or related documents; defaults in respect of other indebtedness; bankruptcy, insolvency and inability to pay debts when due; material judgments; pension plan terminations or specified underfunding; substantial stock ownership changes; and specified changes in the composition of the Board. The cross-default provisions in the agreement apply if a default occurs on other indebtedness in excess of $50.0 million and the applicable grace period in respect of the indebtedness has expired, such that the lenders of or trustee for the defaulted indebtedness have the right to accelerate. If an event of default occurs under the credit agreement, the lenders may terminate their commitments, declare immediately payable all borrowings under the agreement and foreclose on the collateral.

Yen-denominated Eurobonds due 2016

In 1996, the Company issued ¥20 billion principal amount Eurobonds (equivalent to approximately $180.0 million at the time of issuance) due in November 2016, with interest payable at 4.25% per annum. The bond is redeemable at the option of the Company at a make-whole redemption price. The Company repurchased a portion of the Yen-denominated Eurobonds due 2016 in May 2010, and again in May 2012, as described below.

The agreement governing these bonds contains customary events of default and restricts the Company’s ability and the ability of its subsidiaries and future subsidiaries to incur liens; engage in sale and leaseback transactions and engage in mergers and sales of assets. The agreement contains a cross-acceleration event of default that applies if any of the Company’s debt in excess of $25.0 million is accelerated and the debt is not discharged or acceleration rescinded within 30 days after the Company’s receipt of a notice of default from the fiscal agent or from the holders of at least 25% of the principal amount of the bond.

Euro Notes due 2018

The Company issued €300.0 million in aggregate principal amount of 7.75% Euro senior notes due 2018 (the “Euro Notes due 2018”) to qualified institutional buyers in May 2010. The notes were unsecured obligations that ranked equally with all of the Company’s other existing and future unsecured and unsubordinated debt. The Company redeemed €150.0 million of the Euro Notes due in 2018 prior to May 15, 2014, at a price equal to 100% of the principal amount plus accrued and unpaid interest and a “make-whole” premium. The Company redeemed the remaining €150.0 million of notes, in November 2014, at redemption prices specified in the indenture governing the notes, after giving the required notice under the indenture.

Senior Notes due 2020

Principal, interest and maturity. On May 6, 2010, the Company issued $525.0 million in aggregate principal amount of 7.625% senior notes due 2020 (the “Senior Notes due 2020”) to qualified institutional buyers. The notes are unsecured obligations that rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt. The Senior Notes due 2020 mature on May 15, 2020. Interest on the notes is payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2010. The Company may redeem some or all of the Senior Notes due 2020 prior to May 15, 2015, at a price equal to 100% of the principal amount plus accrued and unpaid interest and a “make-whole” premium. On or after May 15, 2015, the Company may redeem all or any portion of the notes, at once or over time, at redemption prices specified in the indenture governing the notes, after giving the required notice under the indenture. Costs representing underwriting fees and other expenses of $10.1 million are amortized over the term of the notes to interest expense.

Covenants. The indenture governing both notes contains covenants that limit, among other things, the Company’s and certain of the Company’s subsidiaries’ ability to incur additional debt; make certain restricted payments; consummate specified asset sales; enter into transactions with affiliates; incur liens; impose restrictions on the ability of its subsidiaries to pay dividends or make payments to the Company and its restricted subsidiaries; enter into sale and leaseback transactions; merge or consolidate with another person; and dispose of all or substantially all of the Company’s assets. The indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee under the indenture or holders of at least 25% in principal amount of the then outstanding notes may declare all notes to be due and payable immediately. Upon the occurrence of a change in control (as defined in the indenture), each holder of notes may require the Company to repurchase all or a portion of the notes in cash at a price equal to 101% of the principal amount of notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of purchase.

Use of Proceeds. The proceeds from the issuance of the Euro Notes due 2018, which have been redeemed in their entirety, and the Senior Notes due 2020 were used to repurchase and repay all of the Company’s then-existing Euro Notes due 2013 and Senior Notes due 2015. The proceeds were also used to repurchase ¥10,883,500,000 in principal amount tendered of the Yen-denominated Eurobonds due 2016 for total consideration of $100.0 million including accrued interest.

Senior Notes due 2022

Principal, interest and maturity. On May 8, 2012, the Company issued $385.0 million in aggregate principal amount of 6.875% senior notes due 2022 (the “Original Senior Notes due 2022”) to qualified institutional buyers and to purchasers outside the United States in compliance with the Securities Act of 1933, as amended (the “Securities Act”).

On March 14, 2013, the Company issued an additional $140.0 million in 6.875% senior notes due 2022 (the “Additional Senior Notes due 2022”) to qualified institutional buyers in compliance with the Securities Act (the Additional Senior Notes due 2022 along with the Original Senior Notes due 2022, hereinafter referred to as the “Senior Notes due 2022”). The Additional Senior Notes due 2022 were offered at a premium of $11.2 million, which will be amortized as a reduction to interest expense over the term of the notes. Costs of approximately $2.6 million associated with the issuance of the Additional Senior Notes due 2022, representing underwriting fees and other expenses, are also amortized to interest expense over the term of the notes.

The notes are unsecured obligations that rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt. The Senior Notes due 2022 mature on May 1, 2022. Interest on the notes is payable semi-annually in arrears on May 1 and November 1, commencing on November 1, 2012. The Company may redeem some or all of the Senior Notes due 2022 prior to May 1, 2017, at a price equal to 100% of the principal amount plus accrued and unpaid interest and a “make-whole” premium. On or after May 1, 2017, the Company may redeem all or any portion of the notes, at once or over time, at redemption prices specified in the indenture governing the notes, after giving the required notice under the indenture. In addition, at any time prior to May 1, 2015, the Company may redeem up to a maximum of 35% of the original aggregate principal amount of the Senior Notes due 2022 with the proceeds of certain equity offerings at a redemption price of 106.875% of the principal amount of the Senior Notes due 2022, plus accrued and unpaid interest, if any, to the date of redemption. Costs of approximately $7.4 million associated with the issuance of the notes, representing underwriting fees and other expenses, are amortized to interest expense over the term of the notes.

Covenants and other terms. The Additional Senior Notes due 2022 and the Original Senior Notes due 2022 are treated as a single class for all purposes under the indenture governing the Company’s Senior Notes due 2022. The covenants, events of default, asset sale, change in control and other terms of the Senior Notes due 2022 are comparable to those contained in the indentures governing the Company’s Senior Notes due 2020, and will remain in effect until such time as the Company obtains the requirement investment grade rating.

Use of Proceeds. The proceeds from the issuance of the Original Senior Notes due 2022 were used to repurchase and repay all of the Company’s then-existing Senior Notes due 2016. The proceeds were also used to repurchase ¥5,116,500,000 in aggregate principal amount tendered of the Yen-denominated Eurobonds due 2016 for total consideration of $56.4 million including interest. The Company used the net proceeds from the offering of the Additional Senior Notes due 2022, together with cash on hand, to prepay in full its then-existing Senior Term Loan due 2014.

Short-term Borrowings

Short-term borrowings consist of term loans and revolving credit facilities at various foreign subsidiaries which the Company expects to either pay over the next twelve months or refinance at the end of their applicable terms. Certain of these borrowings are guaranteed by stand-by letters of credit allocated under the Company’s amended and restated senior secured revolving credit facility.

Loss on Early Extinguishment of Debt

During the year ended November 30, 2014, the Company amended and restated its senior secured revolving credit facility and redeemed its Euro Notes due in 2018. The Company recorded a loss of $20.3 million on early extinguishment of debt as a result of our debt refinancing activities during the period. The loss was comprised of redemption premiums of $15.2 million and the write-off of $5.1 million of unamortized debt issuance costs.

During the year ended November 24, 2013, the Company repaid in full the remaining balance of its then-existing Senior Term Loan due in 2014 and recorded a loss on the early extinguishment of debt, which was comprised of the write-off of the remaining unamortized discount and unamortized debt issuance costs.

Principal Payments on Short-term and Long-term Debt

The table below sets forth, as of November 30, 2014, the Company’s required aggregate short-term and long-term debt principal payments (inclusive of premium and discount) for the next five fiscal years and thereafter.

(Dollars in thousands)
2015	$131,524
2016	33,985
2017	—
2018	—
2019	—
Thereafter	1,058,493

Total future debt principal payments	$1,224,002

Interest Rates on Borrowings

The Company’s weighted-average interest rate on average borrowings outstanding during 2014, 2013 and 2012 was 7.63%, 7.52% and 7.05%, respectively. The weighted-average interest rate on average borrowings outstanding includes the amortization of capitalized bank fees and underwriting fees, and excludes interest on obligations to participants under deferred compensation plans.

Dividends and Restrictions

The terms of certain of the indentures relating to the Company’s unsecured notes and its amended and restated senior secured revolving credit facility agreement contain covenants that restrict the Company’s ability to pay dividends to its stockholders. For information about the Company’s dividend payments, see Note 15. As of November 30, 2014, and at the time the dividends were paid, the Company met the requirements of its debt instruments. Subsidiaries of the Company that are not wholly-owned subsidiaries are permitted under the indentures to pay dividends to all stockholders either on a pro rata basis or on a basis that results in the receipt by the Company of dividends or distributions of greater value than it would receive on a pro rata basis. The Company has not entered into any arrangements that would restrict the transfer of the assets of the Company’s subsidiaries to the Company in the form of loans, advances or cash dividends.